SEMI-ANNUAL REPORT -- June 30, 1999

                              SKYLINE SMALL CAP
                                 CONTRARIAN
                                 -----------------------

SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN


                               [SKYLINE LOGO]
                                SKYLINE Funds

  LETTER from Daren C. Heitman, Portfolio Manager:(1)
------------------------------------------------------------------------
                                                                   June 30, 1999

Dear Shareholder:

OVERVIEW

The Fund advanced 21.82% in the June quarter compared to 15.55% for the Russell 2000 Index. For the first six months of the year, the Fund increased 16.20% compared to a 9.28% gain for the Russell 2000 Index. Relative to other small cap value funds, the performance looks even stronger. The average small cap value fund rose 6.44% during the first six months of 1999.

MARKET REVIEW

The big news of the second quarter was the improved performance of small cap stocks with the Russell 2000 Index showing a gain of 15.55% compared to a 6.92% return for the S&P 500 Index. This turnaround started in mid-April when first quarter earnings reports were announced. Investors noticed that profit growth was accelerating after a difficult second half of 1998. At the same time, companies reported that results from Asia were improving. This occurred at a time when relative valuations favored small cap stocks. The combination of low valuations and good financial news sparked a meaningful rally.

In terms of investment styles, both growth and value managers could find something positive in the period. Value-oriented investment strategies saw improved results due largely to big gains registered by cyclical sectors of the market. Investors reasoned that improving worldwide economic news was positive for cyclical companies. At the same time, the technology sector was very strong, helping growth stock managers. Interestingly, consumer stocks were laggards during the period despite very strong consumer spending trends.

PORTFOLIO REVIEW

On balance, sector weightings helped the Fund's performance. With the exception of the technology sector, the strongest performing sectors were overweighted in the Fund. Above-average exposure to the cyclical areas of the economy, such as materials & processing and producer durables, was especially beneficial during the quarter.

One of the primary messages conveyed in our first quarter letter to you was that a critical number of companies in the Fund were experiencing an improvement in their business trends. That strength continued into the second quarter, with 80% of the companies in the Fund meeting or exceeding our earnings expectations. When combined with extremely low valuations, this strength had a very positive impact on share prices. In fact, the ten top performing stocks during the quarter gained 40% to 80% due to strong company fundamentals and low valuations at the beginning of the quarter. Also, two stocks moved higher when the companies received takeover offers. Such price gains reflect just how undervalued those small cap stocks were earlier in the year. We believe this re-valuation process is still in its early stages, as many of the holdings remain extremely inexpensive.

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      1

OUTLOOK

We believe that a major change occurred in the stock market in April that will be positive for the Fund going forward. After an extended period of outperformance by large cap stocks and growth-oriented strategies, a shift occurred in April that favored small cap stocks and value-oriented strategies. We believe this shift occurred because of superior relative valuation, an improving worldwide economic environment, and better corporate earnings growth.

In terms of relative valuation, small cap stocks have not been so attractively priced since the early 1970s. After trading near parity with large cap stocks for most of the past 20 years, small cap stocks are currently trading at a very large discount. A move back to parity from current levels would provide an enormous performance advantage for small cap stocks.

We believe the catalyst for such a move is the improving international economic situation along with better corporate earnings growth. Recent developments on the international front have been encouraging, and corporate earnings growth picked up in the March quarter following a rather dismal showing in the last half of 1998. Further improvement in these areas should strongly help small cap valuations.

At an average price/book ratio of 1.1, the individual holdings in the Fund are still remarkably cheap. We believe the move in small cap stocks in the June quarter is just the beginning of a very long period of strong relative performance and the Fund is well positioned to benefit from this trend over the coming years.

/s/ Daren Heitman
  PORTFOLIO Characteristics(1)
------------------------------------------------------------------------

                                  SMALL CAP
                                 CONTRARIAN     RUSSELL 2000      S&P 500
PRICE/BOOK                          1.13            2.44           5.21
PRICE/SALES                         0.53            1.22           2.26
P/E RATIO (MEDIAN)                  16.6            22.8           26.2
-----------------------------------------------------------------------------
EPS GROWTH--5 YRS                   4.7%           14.1%           14.8%
  (HISTORICAL)
EPS GROWTH--1 YR (FORECASTED)       12.9%          17.1%           18.2%
-----------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.        $200 million    $730 million    $70 billion
PORTFOLIO VALUE                 $4.4 million    $913 billion  $11,213 billion
NUMBER OF HOLDINGS                   45             2000            500
-----------------------------------------------------------------------------
CUSIP #:                          830833604
INITIAL INVESTMENT:                $1,000
SUBSEQUENT INVESTMENT:              $100
NET ASSET VALUE (PER SHARE):        $8.32

2                       SEMI-ANNUAL REPORT - JUNE 30, 1999

- PERFORMANCE (%)(1)
---------------------------------------------

                                                                   Calendar Years
                             2Q                      Since      --------------------
                            1999    YTD    1 yr.   Inception(2)   1998      1997(2)
 SMALL CAP CONTRARIAN      21.82    16.20  -16.80    -11.24      -28.4        0.00
 RUSSELL 2000              15.55     9.28    1.50      6.79       -2.6        3.91
 S&P 500                    6.92    12.22   22.71     27.61       28.8        0.80

- SECTOR Weightings (as of June 30, 1999)
-----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Discretionary         20.8%
Energy                          4.8%
Financial Services             10.3%
Health Care                    12.4%
Materials & Processing         18.7%
Other                           1.7%
Producer Durables              10.7%
Technology                      8.7%
Cash                            4.0%
Autos & Transportation          7.9%

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      3

- TOP Ten Holdings(3)

                                                            % OF NET ASSETS

----------------------------------------------------------------------------

 QUEST DIAGNOSTICS INC.
  Diagnostic testing services                                           3.2%
 ANGELICA CORP.
  Textile rental services                                               2.9%
 WABASH NATIONAL CORP.
  Makes truck trailers                                                  2.8%
 IMATION CORP.
  Data storage products                                                 2.8%
 DT INDUSTRIES, INC.
  Packaging equipment                                                   2.8%
 KENNAMETAL INC.
  Metal-cutting tools                                                   2.7%
 CHICAGO BRIDGE & IRON CO.
  Maker of steel tanks                                                  2.7%
 ARROW ELECTRONICS, INC.
  Distributes electronic components                                     2.5%
 OFFSHORE LOGISTICS, INC
  Offshore transportation services                                      2.4%
 CREDIT ACCEPTANCE CORP.
  Automobile finance services                                           2.4%
 TOP TEN HOLDINGS                                                      27.2%

- SECTOR Performance(1) (as of June 30, 1999)
-----------------------------------------------------------------

                    2Q 1999                                          YTD 1999
-----------------------------------------------   -----------------------------------------------
                           SMALL CAP    RUSSELL                              SMALL CAP    RUSSELL
                           CONTRARIAN    2000                                CONTRARIAN    2000

Producer Durables                 54.0%    23.7%  Energy                            34.4%    33.2%
-----------------------------------------------   -----------------------------------------------
Consumer Discretionary            34.7      9.5   Consumer Discretionary            32.3     10.6
-----------------------------------------------   -----------------------------------------------
Materials & Processing            30.7     19.9   Producer Durables                 31.6     10.7
-----------------------------------------------   -----------------------------------------------
Energy                            29.2     26.3   Materials & Processing            20.9      5.9
-----------------------------------------------   -----------------------------------------------
Technology                        24.5     21.5   Health Care                       17.7     -0.8
-----------------------------------------------   -----------------------------------------------
Financial Services                 9.9     12.2   Autos & Transportation            11.6      9.4
-----------------------------------------------   -----------------------------------------------
Health Care                       -3.2     11.5   Financial Services                -4.2      4.7
-----------------------------------------------   -----------------------------------------------
Autos & Transportation            -3.6     23.4   Technology                        -4.8     17.9
-----------------------------------------------   -----------------------------------------------
Other                            -21.1     18.0   Other                            -51.1     -1.9
-----------------------------------------------   -----------------------------------------------
Consumer Staples                 N/A*       6.9   Consumer Staples                 N/A*      -9.8
-----------------------------------------------   -----------------------------------------------
Utilities                        N/A*      16.7   Utilities                        N/A*      20.9
-----------------------------------------------   -----------------------------------------------

* Not Applicable

4                       SEMI-ANNUAL REPORT - JUNE 30, 1999

  STOCK Highlights(3)
------------------------------------------------------------------------

 KENNAMETAL INC. (KMT)
KMT is the leading producer of metal-cutting tools in the North American market. Because these products are consumed in the manufacturing process, KMT has a high degree of repeat business, which adds stability to financial results. Earnings declined sharply during the last 12 months due to a large acquisition of a struggling company and a downturn in the U.S. industrial sector but appear to have bottomed at $1.80 per share. We estimate KMT's earnings power at $4.00 per share in the next up cycle compared to our purchase price of $20 per share.

 OMNICARE, INC. (OCR)
OCR fills pharmaceutical prescriptions primarily for nursing homes. Recently, OCR's services were negatively impacted due to a change in the way nursing homes are reimbursed by the government for Medicare patients. As a result, OCR's earnings are expected to be about flat in 1999 after nearly 10 years of uninterrupted growth. However, we feel the long-term growth prospects for this market share leader are still very attractive. We recently purchased the stock at about $13 per share, or 11x this year's EPS estimate and 1.2x book value, despite expected long-term earnings growth of 15% or more.

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the year ended June 30, 1999, and for period December 15, 1997 (inception) through June 30, 1999, is an average annual total return calculation which is described in the Fund's prospectus.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Sources: Frank Russell Company and Morningstar Inc.

(2) Return is calculated from the Fund's inception on December 15, 1997.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small cap companies, which tend to be more volatile and less liquid than stocks of large cap companies.

DISTRIBUTOR: FUNDS DISTRIBUTOR INC.

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      5

- PORTFOLIO Holdings as of June 30, 1999 (unaudited)
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              Of Shares     Value
                                     -----------------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 7.9%
  OTHER TRANSPORTATION - 7.9%
Interpool, Inc.                      Container leasing firm                  6,600   $     85,800
Kitty Hawk, Inc.(a)                  Air freight services                    7,800         61,425
Mesa Air Group, Inc.(a)              Regional airline                       13,600        102,212
Trailer Bridge, Inc.(a)              Marine transportation                  47,500         97,969
                                                                                     ------------
  TOTAL AUTOS & TRANSPORTATION                                                            347,406
CONSUMER DISCRETIONARY - 20.8%
  COMMERCIAL SERVICES - 11.6%
Angelica Corp.                       Textile rental services                 7,300        128,662
DIMON Inc.                           Tobacco leaf wholesaler                19,000         98,563
Insurance Auto Auctions(a)           Auto salvage                            5,200         83,850
LESCO, Inc.                          Lawn care products                      5,000         95,625
Right Mgmt Consultants(a)            Outplacement & HR services              6,700        103,850
                                                                                     ------------
                                                                                          510,550
  CONSUMER PRODUCTS/SERVICES - 4.0%
Drypers Corp.(a)                     Makes disposable diapers               28,800         80,100
LADD Furniture, Inc.(a)              Furniture manufacturer                  4,600         96,600
                                                                                     ------------
                                                                                          176,700
  PRINTING/PUBLISHING - 2.0%
Cadmus Communications Corp.          Commercial printer                      6,500         89,375
  RETAIL - 3.2%
Discount Auto Parts, Inc.(a)         Auto parts stores                       2,600         62,725
InterTAN, Inc.(a)                    Consumer electronics retailer           3,700         75,850
                                                                                     ------------
                                                                                          138,575
                                                                                     ------------
  TOTAL CONSUMER DISCRETIONARY                                                            915,200
ENERGY - 4.8%
  OTHER ENERGY - 4.8%
Offshore Logistics, Inc(a)           Offshore transportation                 9,600        106,800
Willbros Group, Inc.(a)              Engineering/construction               12,200        103,700
                                                                                     ------------
  TOTAL ENERGY                                                                            210,500
FINANCIAL SERVICES - 10.3%
  INSURANCE - 6.1%
Highlands Insurance Group, Inc.(a)   P&C insurance                           7,300         76,650
Navigators Group, Inc. (The)(a)      P&C insurance                           6,100         91,500
SCPIE Holdings Inc.                  Malpractice insurance                   3,000         97,875
                                                                                     ------------
                                                                                          266,025

6                       SEMI-ANNUAL REPORT - JUNE 30, 1999

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              Of Shares     Value
                                     -----------------------------------  ---------  ------------
  OTHER FINANCIAL SERVICES - 4.2%
American Capital Strategies, Ltd.    Commercial finance                      4,500   $     82,125
Credit Acceptance Corp.(a)           Automobile finance services            17,400        104,400
                                                                                     ------------
                                                                                          186,525
                                                                                     ------------
  TOTAL FINANCIAL SERVICES                                                                452,550
HEALTH CARE - 12.4%
  HEALTH CARE SERVICES - 10.9%
AmeriPath, Inc.(a)                   Physician practice mgmt.               11,800        101,775
ClinTrials Research Inc.(a)          Contract research firm                 16,900         84,500
Coram Healthcare Corp.(a)            Home infusion services                 29,500         51,625
Omnicare, Inc.                       Pharmaceutical services                 8,100        102,263
Quest Diagnostics Inc.(a)            Diagnostic testing services             5,100        139,612
                                                                                     ------------
                                                                                          479,775
  MEDICAL EQUIPMENT/PRODUCTS - 1.5%
Allied Healthcare Products, Inc.(a)  Makes respiratory products             41,100         68,071
                                                                                     ------------
  TOTAL HEALTH CARE                                                                       547,846
MATERIALS & PROCESSING - 18.7%
  BUILDING/CONSTRUCTION PRODUCTS - 4.9%
Chicago Bridge & Iron Co.            Maker of steel tanks                    8,500        118,469
Interface, Inc.                      Carpet producer                        11,100         95,737
                                                                                     ------------
                                                                                          214,206
  INDUSTRIAL PRODUCTS - 1.9%
Global Industrial Tech.(a)           Conglomerate                            7,100         85,644
  METAL FABRICATIONS - 5.8%
Atchison Casting Corp.(a)            Steel & iron castings                   7,000         72,188
Brush Wellman Inc.                   Engineered materials                    5,000         90,625
Citation Corp.(a)                    Castings manufacturer                   5,800         93,162
                                                                                     ------------
                                                                                          255,975
  OTHER MATERIALS & PROCESSING - 2.3%
Material Sciences Corp.(a)           Specialty coated materials              6,800        102,000
  SPECIALTY CHEMICALS - 1.9%
Wellman, Inc.                        PET resins/polyester fibers             5,200         82,875
  STEEL/IRON - 1.9%
Birmingham Steel Corp.               Steel mini-mill                        20,300         83,738
                                                                                     ------------
  TOTAL MATERIALS & PROCESSING                                                            824,438
PRODUCER DURABLES - 10.7%
  CAPITAL GOODS - 5.6%
Kennametal Inc.                      Metal-cutting tools                     3,900        120,900
Wabash National Corp.                Makes truck trailers                    6,400        124,000
                                                                                     ------------
                                                                                          244,900
                                                                                     ------------

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      7

- PORTFOLIO Holdings as of June 30, 1999 (continued, unaudited)
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              Of Shares     Value
                                     -----------------------------------  ---------  ------------
  ELECTRICAL EQUIPMENT/PRODUCTS - 2.3%
Sensormatic Electronics Corp.(a)     Anti-theft devices                      7,400   $    103,138
  MACHINERY - 2.8%
DT Industries, Inc.                  Packaging equipment                    13,200        121,275
                                                                                     ------------
  TOTAL PRODUCER DURABLES                                                                 469,313
TECHNOLOGY - 8.7%
  CONTRACT MANUFACTURING - 1.3%
Smartflex Systems, Inc.(a)           Flexible circuit assembler             16,600         54,988
  DISTRIBUTION - 2.5%
Arrow Electronics, Inc.(a)           Distributes electronic components       5,900        112,100
  OTHER TECHNOLOGY - 4.9%
Imation Corp.(a)                     Data storage products                   4,900        121,581
PSC Inc.(a)                          Bar coding equipment                    9,500         93,219
                                                                                     ------------
                                                                                          214,800
                                                                                     ------------
  TOTAL TECHNOLOGY                                                                        381,888
OTHER - 1.7%
SPACEHAB, Inc.(a)                    Lab & supply modules                   14,600         74,825
                                                                                     ------------
TOTAL COMMON STOCKS - 96.0%
(Cost $4,282,525)                                                                       4,223,966
MONEY MARKET INSTRUMENTS(b)
Yield 4.825% to 4.890%
  due November 1999 to April 2000
  General Mills, Inc. ($10,102 Par Value)                                                  10,102
  Wisconsin Corp. Credit Union ($180,000 Par Value)                                       180,000
                                                                                     ------------
TOTAL MONEY MARKET INSTRUMENTS - 4.3%
(Cost: $190,102)                                                                          190,102
                                                                                     ------------
TOTAL INVESTMENTS - 100.3%
(Cost $4,472,627)                                                                       4,414,068
LIABILITIES LESS OTHER ASSETS - (0.3%)                                                    (11,745)
                                                                                     ------------
NET ASSETS - 100.0%                                                                  $  4,402,323
                                                                                     ------------
                                                                                     ------------

(a) Non-income producing security.

(b) Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on June 30, 1999.

 Based on cost of investments for federal income tax purposes of $4,472,627 on June 30, 1999, net unrealized depreciation was $58,559, consisting of gross unrealized appreciation of $628,594 and gross unrealized depreciation of $687,153

 See accompanying notes to financial statements.

8                       SEMI-ANNUAL REPORT - JUNE 30, 1999

  STATEMENT of Assets & Liabilities as of June 30, 1999 (unaudited)
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $4,472,627)           $ 4,414,068
Receivable for:
  Securities sold                         $86,603
  Dividends and interest                    3,897
                                          -------
                                                        90,500
  Organization costs (net of accumulated
    amortization of $15,227)                            32,053
                                                   -----------
Total assets                                         4,536,621
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $85,286
  Fund shares redeemed                      7,904
  Comprehensive management fee              4,260
  Organization costs                       36,848      134,298
                                          -------  -----------
Net assets applicable to shares
  outstanding                                      $ 4,402,323
                                                   -----------
                                                   -----------
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                          529,231
                                                   -----------
                                                   -----------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                       $      8.32
                                                   -----------
                                                   -----------
ANALYSIS OF NET ASSETS
Paid-in capital                                    $ 6,193,885
Accumulated net realized loss on sales
  of investments                                    (1,721,025)
Unrealized net depreciation of
  investments                                          (58,559)
Accumulated net investment loss                        (11,978)
                                                   -----------
Net assets applicable to shares
  outstanding                                      $ 4,402,323
                                                   -----------
                                                   -----------

 See accompanying notes to financial statements.

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      9

  STATEMENT of Operations Six Months Ended June 30, 1999 (unaudited)
------------------------------------------------------------------------

Investment income
  Dividends                                         $    19,773
  Interest                                                4,743
                                                    -----------
Total investment income                                  24,516

Expenses:
  Comprehensive management fee                           31,416
  Fees to unafilliated trustees                           6,013
  Amortization of organization costs                      4,795
                                                    -----------
Total expenses                                           42,224
Expense reimbursement by advisor                         (5,730)
                                                    -----------
Total expenses absorbed by the Fund                      36,494
                                                    -----------
Net investment loss                                     (11,978)

Net realized and unrealized gain (loss) on
  investments:
  Net realized loss on sales of investments            (966,416)
  Net change in unrealized appreciation
    (depreciation)                                    1,630,751
                                                    -----------
Net realized and unrealized gain on investments         664,335
                                                    -----------
Net increase in net assets resulting from
  operations                                        $   652,357
                                                    -----------
                                                    -----------

 See accompanying notes to financial statements.

10                      SEMI-ANNUAL REPORT - JUNE 30, 1999

  STATEMENTS of Changes in Net Assets
------------------------------------------------------------------------

                                           Six Months
                                          Ended 6/30/99    Year Ended
                                           (unaudited)      12/31/98
                                          -------------   -------------
From operations:
  Net investment loss                      $   (11,978)    $   (68,708)
  Net realized loss on sales of
    investments                               (966,416)       (754,608)
  Net change in unrealized appreciation
    (depreciation)                           1,630,751      (1,700,480)
                                          -------------   -------------
Net increase (decrease) in net assets
  resulting from operations                    652,357      (2,523,796)
From fund share transactions:
  Proceeds from fund shares sold               535,279       6,055,498
  Payments for fund shares redeemed         (1,983,129)     (3,086,403)
                                          -------------   -------------
Net (decrease) increase in net assets
  resulting from share transactions         (1,447,850)      2,969,095
                                          -------------   -------------
Total (decrease) increase in net assets       (795,493)        445,299
Net assets at beginning of period            5,197,816       4,752,517
                                          -------------   -------------
Net assets at end of period                $ 4,402,323     $ 5,197,816
                                          -------------   -------------
                                          -------------   -------------

 See accompanying notes to financial statements.

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      11

  FINANCIAL Highlights
------------------------------------------------------------------------

                                          Six Months
                                            Ended                       For the period
                                           6/30/99       Year Ended     12/15/97(a) to
                                          (Unaudited)     12/31/98         12/31/97
                                          --------------------------------------------
Net asset value at beginning of period     $  7.16         $10.00           $10.00
                                          ----------     ----------        -------
Income from investment operations
  Net investment loss                        (0.05)         (0.09)            0.00
  Net realized and unrealized gain
    (loss) on investments                     1.21          (2.75)            0.00
                                          ----------     ----------        -------
    Total from investment operations          1.16          (2.84)            0.00
                                          ----------     ----------        -------
Net asset value at end of period           $  8.32         $ 7.16           $10.00
                                          ----------     ----------        -------
                                          ----------     ----------        -------
Total Return                                16.20%(d)     (28.40%)           0.00%(b)
Ratios/Supplemental Data
  Ratio of expenses to average net
    assets:
    Before expense reimbursement             2.02%(c)       1.84%            1.71%(c)
    After expense reimbursement              1.75%(c)       1.75%            1.71%(c)
  Ratio of net investment loss to
    average net assets:
    Before expense reimbursement            (0.85%)(c)     (1.14%)          (0.29%)(c)
    After expense reimbursement             (0.57%)(c)     (1.05%)          (0.29%)(c)
  Portfolio turnover rate                      77%(c)         80%               0%(c)
  Net assets, end of period (in
    thousands)                             $ 4,402         $5,198           $4,753
                                          ----------     ----------        -------
                                          ----------     ----------        -------

(a) Commencement of operations.

(b) For the period December 15, 1997 to December 31, 1997.

(c) Ratios have been determined on an annualized basis.

(d) For the six months ended June 30, 1999.

 See accompanying notes to financial statements.

12                      SEMI-ANNUAL REPORT - JUNE 30, 1999

-NOTES to Financial Statements (unaudited)
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Contrarian ("Fund").

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Variable rate demand notes with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 1998, the Fund had capital loss carryforwards of $754,608. This loss may be used to offset future gains arising in tax years through 2006.

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      13

-NOTES to Financial Statements  (continued, unaudited)
------------------------------------------------------------------------

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

/ / EXPENSES - Expenses arising in connection with a particular fund are allocated to that fund. Other expenses of the Skyline Funds, such as trustees' fees, are allocated among the three funds comprising Skyline Funds.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the period ended June 30, 1999 was $31,416. The Adviser has agreed to reimburse the Fund to the extent that the aggregate annual expenses of the Fund, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Fund's ongoing operations, exceed 1.75% of the average daily net assets of the Fund. For the period ended June 30, 1999 the Adviser reimbursed the Fund $5,730.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the period ended June 30, 1999, the Fund paid fees of $6,013 to its unaffiliated trustees.

In connection with the organization of the Fund, organizational costs of $47,280 were advanced to the Fund by the Adviser. This expense is being amortized on a straight line basis through December 15, 2002. The Fund will reimburse the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

14                      SEMI-ANNUAL REPORT - JUNE 30, 1999

------------------------------------------------------------------------

                                       3
                            FUND SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                           Six Months
                                             Ended      Year Ended
                                            6/30/99      12/31/98
                                          ------------------------
Shares sold                                    71,185      657,971
Less shares redeemed                         (267,824)    (407,139)
                                          ------------  ----------
Net (decrease) increase in shares
  outstanding                                (196,639)     250,832
                                          ------------  ----------
                                          ------------  ----------
Paid-In-Capital                            $6,193,885   $7,641,734
                                          ------------  ----------
                                          ------------  ----------

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the period ended June 30, 1999, were as follows:

Cost of purchases                $ 1,599,355
Proceeds from sales                3,165,707

- REPORT for the Six Months Ended June 30, 1999
---------------------------------------------

This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      15

For 24-hour account information CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

To speak with a Skyline Funds Representative during
normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.
------------------------------------------------

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                            Chicago, Illinois 60606